                                                                    EXHIBIT 10.8

                           STOCK EXCHANGE AGREEMENT
                           ------------------------

     THIS STOCK EXCHANGE AGREEMENT (the "Agreement"), is dated as of the 1st day of March 2000, by, between, and among Evergood Products Corporation (the "Company"), a Delaware corporation, whose principal corporate address for purposes hereof is 140 Lauman Lane, Hicksville, New York 11801, and Mel Rich ("Rich") and Stephen R. Stern ("Stern")(collectively Rich and Stern are sometimes called the "Stockholders") whose address for purposes hereof is c/o Hoffinger Friedland Dobrish & Stern, P.C., 110 East 59th Street, New York, New York 10022.

                               R E C I T A L S:
                               ---------------

     A. Company having originally been incorporated as Circus Corporation under the laws of the State of Delaware on July 16,

1969 by a Certificate of Incorporation filed with the Secretary of State of Delaware; a Certificate of Merger having been filed on November 9, 1970 which merged Phoenix Laboratories, Inc. with and into Corporation under the name Circus Corporation; the Certificate of Incorporation having been amended on November 13, 1970 whereby Circus Corporation changed its name from Circus Corporation to Evergood Products Corporation; such Certificate of Incorporation having been amended on November 23, 1970 to increase the number of shares the Company shall have the authority to issue to 2,020,000 of common and preferred stock; the Certificate of Incorporation again having been amended on April 9, 1974 by reducing the number of shares the Company shall have the authority to issue to 1,000,000; the Certificate of Incorporation having been amended on June 4, 1981 by increasing the number of shares the Company shall have the authority to issue to 10,000,000; the Certificate of Incorporation having been amended on December 30, 1982 whereby the business and affairs of the Corporation shall be managed and controlled by a Board of Directors which shall consist of seven (7) directors and setting forth other relevant information pertaining to the Board of Directors; the Company having filed a Restated Certificate of Incorporation on February 9, 1983; the Company having filed a Certificate of Ownership August 18, 1989 which merged Phoenix Acquisition Corp, a California corporation and Phoenix Laboratories International, Ltd., a United States Corporation with and into the Company; the Company having filed a Certificate of Renewal on July 26, 1996; the Company having entered into a certain Stock Exchange Agreement dated as of September 30, 1999; and the Company currently being a corporation duly organized, existing and in good standing under the laws of the State of Delaware;

     B. Company, at the date of this Agreement, has an authorized capitalization consisting of 10,000,000 shares of common stock, $.01 par value per share of which ___________ are currently issued and outstanding:

     C. GEC is a corporation duly organized and existing under the laws of the State of Delaware, having been originally incorporated under the name Great Earth International, Inc. on April 11, 1991; the Certificate of Incorporation having been amended on May 1, 1991 whereby Great Earth International, Inc. changed its name to Great Earth Vitamins Ltd.; Great Earth Vitamins Ltd. having filed a Certificate of Amendment on August 19, 1991 by changing the number of shares which it shall have the authority to issue; a Certificate of Merger having been filed on August 19, 1991 which merged GEFC Georgia, Inc. a New York corporation, GEFC N.J. Corp., a New York corporation, S & B Bayshore Ltd., a New York corporation, S & B Centereach Ltd., a New York corporation, S & B Lake Success Ltd., a New York Corporation with and into Great Earth Vitamins Ltd. a corporation organized and existing under the laws of the State of Delaware under the name Great Earth Vitamins Ltd.; the filing of a Certificate of Amendment on October 25, 1991 whereby Great Earth Vitamins Ltd. changed its name from Great Earth Vitamins Ltd. to Great Earth Companies Inc.; GEC having filed a Certificate of Designation on April 22, 1992 authorizing the issuance of a series of preferred stock from time to time; such Certificate of Incorporation having been amended on August 3, 1992 thereby authorizing GEC to issue 5,000,000 shares of common stock; and such Certificate of Incorporation having been amended on May 25, 1995 whereby reducing the total amount of shares of common stock GEC is authorized to issue to 3000 shares of common stock; GEC is currently a corporation duly organized, existing and in good standing under the laws of the State of Delaware and currently maintains a place of business at 140 Lauman Lane, Hicksville, New York 11801;

     D. As of the date of this Agreement, GEC has an authorized capitalization consisting of 3000 shares of common stock, $.01 par value, 100 shares of which are currently validly issued and outstanding;

     E. Company's Board of Directors has determined is desirable, upon the terms and conditions set forth herein, to acquire from Stockholders the twenty (20%) percent of all of the issued and outstanding stock of GEC owned by the Stockholders (the "GEC Stock");

     F. Bodyonics, Ltd., ("Bodyonics") is a corporation duly organized and existing under the laws of the State of Delaware having been incorporated on _____________________ and is in good standing in that State and currently maintains a place of business at 140 Lauman Lane, Hicksville, New York 11801;

     G. As of the date of this Agreement, Bodyonics has an authorized capitalization consisting of ______ shares of common stock, ___ par value, _____ shares of which are currently validly issued and outstanding and _____ shares of which are owned by the Stockholders equally (the "Bodyonics Stock");

     H. Company's Board of Directors has determined it is desirable, upon the terms and conditions set forth herein, to acquire from the Stockholders the Bodyonics Stock; and

     I. Company has determined to acquire the GEC Stock and Bodyonics, respectively, by exchanging common stock of the Company in the amounts set forth next to the named Stockholder, as set forth in Schedule A attached hereto, for Stock of the Company such Stock (the "Stock Exchange"):

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and other good and valuable consideration, each to the other in hand paid, the receipt and sufficiency of which is hereby acknowledged, it is hereby agreed that Company shall exchange shares of its common stock for the GEC and Bodyonics Stock, and that the terms and conditions of the Stock Exchange, the mode of carrying same into effect, the manner and basis of converting shares, and such other provisions as are deemed necessary or desirable to be effected by the Stock Exchange shall be as follows:

                                   ARTICLE I
                                   ---------

                                STOCK EXCHANGE
                                --------------

     1.1  Stock Exchange.  At the Effective Time (defined in Section 1.2
          --------------
hereof), Stockholders shall exchange the GEC and Bodyonics Stock for shares of the Company's common stock and, as a consequence thereof, the Company shall own the GEC and Bodyonics Stock.

     1.2  Closing and Effective Time.  Consummation of the Stock Exchange (the
          --------------------------
"Closing") shall take place:

          (a) at the offices of Hoffinger, Friedland, Dobrish, Bernfeld and Stern, P.C., 110 East 59th Street, 33rd Floor, New York, New York, 10022, at 10:30 A.M., on the first business day following the date after which (i) the meeting of the shareholders of the Company entitled to vote thereon has been held, at which such entitled shareholders shall have duly approved this Agreement and all of its terms and provisions or the Company's Board of Directors has determined that a vote of the stockholders is not required and the Board of Directors has duly approved this Agreement and all of its terms and provisions, and (ii) all conditions set forth in this Agreement have been satisfied, or

          (b) at such other place, date and time as may be agreed upon in writing unanimously by the Company and the Stockholders.

     The date upon which the Closing shall take place shall be hereinafter referred to as the "Closing Date." Simultaneously with the consummation of the Closing, this Agreement, as appropriate, and all other instruments or documents required to make the Stock Exchange effective or complete the transaction as contemplated by the terms of this Agreement shall be filed with the appropriate governmental agencies or authorities in accordance with the provisions hereof or thereof.

     The date upon which the Stock Exchange shall become effective shall be the Closing Date.

     1.3  Effect of Stock Exchange.  At the Effective Time, the effects of the
          ------------------------
consummation of the Stock Exchange on the Company, Rich and Stern and the Company shall be as provided herein.

     1.4  Other Action; Further Assurances.  Upon and after the Effective Time,
          --------------------------------
the Stockholder shall take all such action as shall be deemed necessary or appropriate by any of the parties to this Agreement to give full effect to the Stock Exchange. If at any time after the Effective Time, the Company or the Stockholders shall consider or be advised any further deeds, assignments, conveyances, or instruments are necessary or desirable to carry out the provisions of this Agreement, they shall execute and deliver any and all proper deeds, assignments, conveyances, instruments and assurances at law, and do all things necessary or appropriate and proper to carry out the provisions or the terms of this Agreement.


                                  ARTICLE II
                                  ----------

                 TERMS OF THE TRANSACTION AND MANNER AND BASIS
                             OF THE STOCK EXCHANGE
                             ---------------------


     2.1  Delivery and Exchange of Share Certificates.  On the Closing Date,
          -------------------------------------------
Stockholders will deliver to Company their certificates for the GEC and Bodyonics Stock, respectively, representing twenty (20%) percent of the issued and outstanding shares of stock in GEC and Bodyonics, duly endorsed and with any requisite documentary stamps affixed at the Stockholder's expense so as to make the Company the sole owner thereof, free and clear of all claims and encumbrances; and on such Closing

Date delivery of the Company's stock, on which documentary stamp taxes will have been paid by the Company, will be made to Stockholders in the amounts to each Stockholder as set forth in Schedule A attached hereto.

     2.2  Authorized but Unissued Shares of Common Stock of Company.  All
          ---------------------------------------------------------
authorized but unissued shares of Company's common stock shall continue as authorized but unissued shares of Company, as appropriate, after the Effective Time.

                                  ARTICLE III
                                  -----------

                STOCKHOLDER APPROVAL, SUPPLEMENTARY ACTION AND
                 EFFECTIVENESS FOR TAX AND ACCOUNTING PURPOSES
                ----------------------------------------------

     3.1  Stockholder Approval.  This Agreement is approved by the Stockholders
          --------------------
and each of them.

     3.2  Supplementary Action.  At any time, or from time to time, after the
          --------------------
Effective Time, the Stockholders may execute and deliver all such proper deeds, assignments and other instruments and take or cause to be taken all such further or other action as Company may deem necessary or desirable in order to vest, perfect or confirm in Company, all right, title and interest in and to possession of the GEC and Bodyonics Stock and their rights, privileges, immunities, powers and purposes, and otherwise carry out the purposes and intent of this Agreement.

     3.3       Effectiveness for Tax and Accounting Purposes. Notwithstanding
               ---------------------------------------------
the provisions of Section 1.2 of Article I above, the Stock Exchange shall be considered to be effective for tax and accounting purposes as of the close of business on March 1, 2000, regardless of the actual Effective Time under Section
1.2 of Article I.


                                  ARTICLE IV
                                  ----------
                REPRESENTATIONS AND WARRANTIES OF STOCKHOLDERS
                ----------------------------------------------

     Representations of Stockholders.  Stockholders, jointly and severally,
     -------------------------------
represent and warrant to Company as follows:

          (a) As of the Closing Date they will be the sole owners of the shares appearing next to their names as set forth in Schedule A; such shares will be free from claims, liens, or other encumbrances; and they will have the unqualified right to transfer such shares; and

          (b) such shares constitute validly issued shares of each of GEC and Bodyonics, as appropriate, fully paid and nonassessable.

                                   ARTICLE V
                                   ---------
              CONDITIONS PRECEDENT TO OBLIGATIONS OF ALL PARTIES
              --------------------------------------------------

     The obligations of Company and Stockholders to consummate the Stock Exchange are subject to the fulfillment prior to or at the Closing of each of the following conditions, except as such parties may legally waive such conditions in writing:

     5.1  Company Shareholder Approval.  Either the stockholders or Board of
          ----------------------------
Directors of the Company entitled to vote on this Agreement shall have duly approved this Agreement at a meeting called for such purpose or by unanimous consent in accordance with the provisions of the Articles of Incorporation or Certificate of Incorporation and by-laws of the Company.

     5.2  Litigation.  On the Closing Date, there shall not be pending or
          ----------
threatened any claim, action, suit or proceeding against any of the parties hereto or any of their affiliates which, if adversely determined, might prevent or materially hinder consummation of the Stock Exchange contemplated by this Agreement, result in the payment of substantial damages as a result of such Stock Exchange and the transactions contemplated hereby or otherwise materially impair the benefits to any party or parties contemplated hereby and no investigation by any governmental agency shall be pending or threatened which might eventually result in any such suit, action or other proceeding.

     5.3  Representations and Warranties.  The representations and warranties of
          ------------------------------
Stockholders contained in this Agreement or on any schedule, list, certificate or document delivered pursuant to the provisions hereof shall be true in all material respects on and as of the Closing Date as if such representations and warranties were made on and as of such date (except to reflect changes permitted or contemplated by this Agreement).

                                  ARTICLE VI
                                  ----------

                                  TERMINATION
                                  -----------

     6.1  Procedure for Termination.  Notwithstanding any other section or
          -------------------------
provision of this Agreement, this Agreement may be terminated by written notice of termination at any time before the Closing Date only as follows:

          (a) by the mutual consent of the Boards of Directors of the Company and the Stockholders; or

          (b) by the Board of Directors of the Company, upon two days' written notice to the Stockholders given at any time.

     6.2  Effect of Termination.  In the event this Agreement is terminated,
          ---------------------
this Agreement shall forthwith become void and of no further force and effect and there shall be no obligation on the part of Company or the Stockholders.

                                  ARTICLE VII

                                 MISCELLANEOUS
                                 -------------

     7.1  Amendments.  Notwithstanding anything to the contrary in this
          ----------
Agreement, to the extent permitted by law, this Agreement may only be amended, supplemented or modified by a written instrument duly executed by each of the parties hereto which shall have been authorized by appropriate action taken by the board of directors of the parties hereto and, in the case of an interpretation, the actions of such board of directors shall be binding.

     7.2  Governing Law.  The terms of this Agreement shall be governed by, and
          -------------
interpreted and construed in accordance with, the provisions of the laws of the State of New York applicable to agreements to be fully performed within the State of New York.

     7.3  Section Headings and Gender.  The section headings herein have been
          ---------------------------
inserted for convenience of reference only and shall in no way modify or restrict any of the terms or provisions hereof. The use of the masculine or any other pronoun herein when referring to any party has been for convenience only and shall be deemed to refer to the particular party intended regardless of the actual gender of such party.


     7.4  Entire Agreement.  This Agreement and the documents referred to herein
          ----------------
constitute the entire, full and complete agreement concerning the subject matter hereof and supersede all prior agreements. No other representations have induced any party to execute this Agreement. any and all other undertakings and agreements are merged herein.

     7.5  Survival of Covenants.  The covenants contained in this Agreement
          ---------------------
which by their terms require performance by the parties after the expiration or termination of this Agreement shall be enforceable notwithstanding the expiration or other termination of this Agreement for any reason whatsoever.

     7.6  Incorporation of Recitals.  The recitals set forth at the head of this
          -------------------------
Agreement are incorporated herein as if fully set forth.

     7.7  Waiver.  Each of the parties hereby agrees that the other party shall
          ------
not by act, delay, omission or otherwise be deemed to have waived any of its right or remedies hereunder nor in any other instrument given hereunder, unless such waiver is given in writing, and the same shall be binding only to the extent therein provided and only upon the parties signing the same. A waiver on one occasion shall not be construed as a waiver for any prior or future occasion.

     7.8  Notices and Communications.
          --------------------------

          (a) Notices and communications required or permitted to be given shall be sent by facsimile; United States certified mail, postage prepaid; or Federal Express (or any other reputable overnight mail service), at such address as may be designated in writing. Notice shall be deemed given three business days after deposit in the United States mail, the next business day after deposit with overnight delivery service, or when actually delivered in person.

          (b) Any party may from time to time change the mailing address or telephone facsimile machine for payments, notices or communications by notice in writing pursuant to the provisions of this Section.

     7.9  Successors and Assigns.  This Agreement shall inure to the benefit of,
          ----------------------
and be binding upon, the parties hereto and the subscribers hereof and their successors, representatives, assigns and transferee, where the same is not prohibited by the provisions hereof.

     7.10 Severability.  If any term or provision of this Agreement shall be
          ------------
finally held invalid or unenforceable by a court of competent jurisdiction, the same shall not affect the validity of any other term or provision of this Agreement, and the remainder hereof shall continue in full force and effect.

     7.11 Counterparts.  This Agreement may be executed in counterparts, all of
          ------------
which together shall constitute this Agreement.

     7.12 Compliance With Applicable Law.  To the extent that any provisions of
          ------------------------------
this Agreement provide for periods of notice less than those required by applicable law, or provide for termination, cancellation, non-renewal or the like other than in accordance with applicable law, such provisions shall, to the extent such are not in accordance with applicable law, not be effective, and the parties shall comply with applicable law in connection with each of these matters.

     IN WITNESS WHEREOF, Company, GEC and each of Stockholders have each caused this Agreement to be executed all as of the date and year first above written.

                              EVERGOOD PRODUCTS CORPORATION


                              By: /s/
                                 ---------------------------
                                 Name:



                              /s/ Mel Rich
                              ------------------------------
                              MEL RICH



                              /s/ Stephen R. Stern
                              ------------------------------
                              STEPHEN R. STERN

                                  SCHEDULE A
                                  ----------


                        Shares of         EXCHANGED      Shares of
Stockholder             GEC Owned         FOR....        Evergood
-----------             ---------                        --------
Mel Rich                  10                              50,758
Stephen R. Stern          10                              50,758


                        Shares of            EXCHANGED       Shares of
Stockholder             Bodyonics Owned      FOR....         Evergood
-----------             ---------------                      --------
Mel Rich                       10                             90,235
Stephen R. Stern               10                             90,235